UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:  September 14, 2009

(Date of earliest event reported)

Oak Valley Bancorp

(Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA		95361
(Address of principal executive offices)		(Zip Code)

(209) 848-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(e).

Effective September 14, 2009, Ronald. C. Martin, Chief Executive Officer, Christopher M. Courtney, President, and Richard A, McCarty, Chief Financial Officer and Executive Vice President of Oak Valley Bancorp, each entered into an EESA Section 111(B) Modification Agreement with Oak Valley Bancorp pursuant to Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (collectively, “EESA”).

The modification agreements amend each employment agreement, salary continuation plan or agreement, incentive plan or agreement, severance plan or agreement, change-in-control agreement, stock option plan or grant agreement, restricted stock plan or grant agreement, equity compensation plan or agreement, phantom stock plan or award, split dollar agreement, supplemental retirement plan and/or any other agreement or plan, whether or not written, intended to compensate such employee for services rendered as a senior executive officer of Oak Valley Community Bank and Oak Valley Bancorp, and insert a “savings clause” with regard to the limitations on payments of certain benefits and to provide, in certain instances, for the forfeiture or recovery of certain payments or awards by the Company while the Company has outstanding certain equity or debt securities (including warrants to purchase such securities) owned by the United States Department of the Treasury.

The modification agreements amend such agreements and plans by adding a new paragraph or section that reads in its entirety as follows:

Savings Clause Pursuant to Emergency Economic Stabilization Act of 2008, as amended (“EESA”)

Notwithstanding any provision hereof to the contrary, and notwithstanding any prior or prospective amendment hereto, the fulfillment of the financial obligations to the Employee hereunder by the Company, as such term is defined in section 111(b)(3) of the EESA, shall be modified, amended and otherwise curtailed and/or limited, as applicable to the Employee, if any payments or accruals hereunder or pursuant hereto would be contrary to the provisions of Section 111(b) of EESA as implemented by guidance or regulation thereunder, including but not limited to the Standards for Compensation and Corporate Governance published on the Federal Register on June 15, 2009 as 31 CFR Part 30 and promulgated pursuant to sections 101(a)(1), 101(c)(5) and 111 of EESA while the United States Department of the Treasury owns any debt or equity securities of the Company acquired pursuant to EESA or any warrants to purchase equity securities of the Employer issued pursuant to the provisions of EESA.

These actions were taken to address the impact on executive compensation of the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued in June 2009 by the U.S. Department of the Treasury. This rule implements the provisions of Section 111 of EESA, and imposes compensation restrictions on TARP participants such as Oak Valley Bancorp.

Section 111 of EESA applies to the Company while the Company has outstanding certain equity or debt securities (including warrants to purchase such securities) owned by the Company’s participation in the United States Department of the Treasury Capital purchase Program, pursuant to which the Company and the United States Department of the Treasury entered into a Letter Agreement (including the Schedules thereto) and Securities Purchase Agreement dated as of December 8, 2008.

In summary, the Interim Final Rule as applicable to the Company and to the individual compensation of Messrs. Martin, Courtney, and McCarty, plus Michael J. Rodrigues, Executive Vice President and Chief Credit Officer, and David S. Harvey, Executive Vice President - Commercial Banking Group (each, a “senior executive officer” or SEO, and, collectively, the “senior executive officers” or SEOs), requires the following:

•

The Company must ensure that any bonus payment made to an SEO or the next 20 most highly compensated employees during the TARP period is subject to a provision for recovery or “clawback” by the Company if the bonus payment was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria;

•

The Company must prohibit any golden parachute payment to an SEO or any of the next five most highly compensated employees during the TARP period.  For this purpose, a golden parachute payment includes any payment for the departure from the Company for any reason, or any payment due to a change in control;

•

The Company must prohibit the payment or accrual of any bonus, retention or incentive payment during the TARP period to the Company’s most highly compensated employee.  Exceptions exist for certain types of long term restricted stock, as well as payments that are required pursuant to binding, unchanged agreements that were in place on February 11, 2009;

•	The Company is required to annually disclose any perquisites whose total value for the fiscal year exceeds $25,000 for the most highly compensated employee;

•	The Company is generally prohibited from providing (formally or informally) tax gross-ups of any kind to any of the SEOs and the next 20 most highly compensated employees;

•	Any proxy or consent or authorization for an annual or other meeting of the Company’s shareholders must permit a separate shareholder vote to approve the compensation of executives; and

•	The Company’s principal executive officer and principal financial officer must certify as to compliance with the Interim Final Rule for each year in which the TARP obligations remain outstanding.

Item 7.01. Regulation FD Disclosure.

See “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01	Other Events

In addition, pursuant to the Interim Final Rule, effective September 14, 2009, the Company has adopted a Compensation Committee Charter that incorporates the requirements of the Interim Final Rule as applicable to the Compensation Committee of the board of directors (the “Compensation Committee”) of the Company. These requirements include the following:

•

At least every six months, the Compensation Committee must discuss, evaluate and review with the Company’s senior risk officers the compensation plans for SEOs and compensation plans for other employees and the risks such plans pose so that they do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company.

•

At least every six months, the Compensation Committee must discuss, evaluate, and review the employee compensation plans of the Company to ensure that those plans do not encourage the manipulation of reported earnings of the Company to enhance the compensation of any of the Company’s employees;

•

At least once per fiscal year, the Compensation Committee shall provide a narrative description of how the SEO compensation plans do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Company including how these SEO compensation plans do not encourage behavior focused on short-term results rather than long-term value creation;

•	The Compensation Committee must certify the completion of the required reviews of the compensation plans; and

•

The Compensation Committee must provide annually a narrative description of whether the Company, the board of directors, or the Compensation Committee has engaged a compensation consultant, and all types of services provided by such compensation consultant in the prior three years; and

Also pursuant to the Interim Final Rule, effective September 14, 2009, the Company has adopted a Luxury Expenditures Policy. The Luxury Expenditures Policy applies to the Company and its employees, and is intended to prohibit excessive or luxury expenditures on entertainment and events, office or facility renovations, aviation or other transportation services or other activities or events to the extent such expenditures are not reasonable expenditures for conferences, staff development, reasonable performance incentives or other similar measure conducted in the normal course of business operations of the Company.

The Compensation Committee Charter and the Luxury Expenditures Policy are available on our website at www.ovcb.com/aboutus_investor_relations.html relations.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

10.4*	Securities Purchase Agreement between the Company and the United States Treasury dated as of December 5, 2008
10.5	Form of EESA Section 111(B) Modification Agreement

*Incorporated by reference from Exhibit 10.4 of Form 8-A12B filed on January 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2009
OAK VALLEY BANCORP

	By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description
10.4*	Securities Purchase Agreement between the Company and the United States Treasury dated as of December 5, 2008
10.5	Form of EESA Section 111(B) Modification Agreement

*Incorporated by reference from Exhibit 10.4 of Form 8-A12B filed on January 14, 2009.